Exhibit 99.1

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of Guilford Pharmaceuticals Inc. (the “Company”), each hereby certifies that, to his knowledge on the date hereof:

(a)	the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig R. Smith, M.D. Craig R. Smith, M.D. Chief Executive Officer March 31, 2003

/s/ Andrew R. Jordan Andrew R. Jordan Chief Financial Officer March 31, 2003